UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 24, 2025
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AbCellera Biologics Inc.
(Exact name of registrant as specified in its charter)
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British Columbia	001-39781	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 W 4th Avenue Vancouver, BC	V5Y 1G6
(Address of registrant’s principal executive office)	(Zip code)
(604) 559-9005
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	ABCL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01    Changes in Registrant's Certifying Accountant
(a) Dismissal of Previous Independent Registered Public Accounting Firm

On November 24, 2025, the Audit Committee of the Board of Directors (the "Audit Committee") of AbCellera Biologics Inc. (the "Company") approved the dismissal of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm, effective following the completion of KPMG's audit of the Company's consolidated financial statements for the fiscal year ending December 31, 2025, and the filing of the Company's Annual Report on Form 10-K for that fiscal year. The dismissal was not related to any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of KPMG on the Company's consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through the date of this Current Report on Form 8-K, there were no i) disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K and has requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter provided by KPMG, dated November 28, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

As part of the Audit Committee’s ongoing oversight and assessment of the independent registered public accounting firm, the Audit Committee initiated a formal audit firm tender process earlier this year. The Committee invited several registered public accounting firms to participate in this process. Following this extensive evaluation process, on November 24, 2025, the Audit Committee selected Ernst & Young LLP ("EY") as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to the completion of EY's standard client acceptance and independence procedures and execution of an engagement letter, and effective following the completion of KPMG’s audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2025, and the filing of the Company’s Annual Report on Form 10-K for that fiscal year.

During the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted with EY on any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description
16.1	Letter From KPMG LLP to the Securities Exchange Commission, dated November 28, 2025.
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2025	ABCELLERA BIOLOGICS INC.

	By:	/s/ Carl L. G. Hansen
Carl L. G. Hansen, Ph.D.
Chief Executive Officer and Director (Principal Executive Officer)